UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 3 )

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2011

PREMIER BEVERAGE GROUP CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50370	33-1041835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Madison Avenue Suite 501
New York, NY 10022
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: 646-820-0630

______________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements.

Item 2.01     Completion of Acquisition or Disposition of Assets

On October 19, 2011, pursuant to the terms of an Agreement and Plan of Merger (the “Agreement”) between OSO USA LLC, a Delaware limited liability company ("OSO USA") and OSO Beverages Corp., a Delaware corporation (“OSO Beverages”) that is a wholly-owned subsidiary of DAM Holdings, Inc., a Nevada corporation (the “Registrant” or the “Company”), OSO merged into OSO Beverages. OSO Beverages was the surviving corporation, and the principal members of OSO were issued 50,000,000 newly issued restricted shares of the Company’s common stock as consideration for all of the outstanding membership interests of OSO. The amount of merger consideration was determined through arm’s-length negotiations between the principals of OSO USA and the chief executive officer of the Registrant.

After the merger, the members of OSO USA own approximately 82% of the issued and outstanding shares of the common stock of the Company.

The Company is accounting for the merger as a recapitalization.

OSO Beverages was formed as a wholly-owned subsidiary of the Registrant for the purpose of acquiring via merger the business of OSO USA. OSO Beverages will actively continue in business as the marketing agent for the Registrant’s premium energy beverages sold principally to on-premise accounts.

On October 27, 2011, we sold all of the stock of our wholly-owned subsidiary Delaware American Motors, Inc. (“Delaware American”).  The purchase price was $10.00, and the purchaser was Mark S. Klein, our former director and Chief Executive Officer. There was no formula or principle followed in determining the purchase price.  In connection with the sale, Mr. Klein agreed to assume any debt or obligation of  the Company which pertains to or is related to the business of Delaware American and its subsidiary Delaware American Motors, LLC and to indemnify us in respect of these debts or obligations as provided in a separate Assumption and Indemnification Agreement.

Description of the Company

As used in this Current Report on Form 8-K, all references to the “Company,” “we,” “our” and “us” for periods prior to the closing of the merger refer to OSO USA, LLC and its Fury Distribution Holdings, LLC subsidiary, and for periods subsequent to the closing of the merger refer to Premier Beverage Group Corp. (f/k/a DAM Holdings, Inc.) and its wholly-owned subsidiary, OSO Beverages Corp.

Forward-Looking Statements

Matters discussed in this filing and in our public disclosures, whether written or oral, relating to future events or our future performance, including any discussion, express or implied, of our annual growth, operating results, future earnings, plans and objectives, contain forward-looking statements. In some cases, you can identify such forward-looking statements by words such as “estimate,” “project,” “intend,” “forecast,” “future,” “anticipate,” “plan,” “anticipates,” “target,” “planning,” “positioned,” “continue,” “expect,” “believe,” “will,” “will likely,” “should,” “could,” “would,” “may” or the negative of such terms and other comparable terminology that are not statements of historical fact. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Our actual results and timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors disclosed in our other public filings with the Securities and Exchange Commission. It is routine for internal projections and expectations to change as the year or each quarter of the year progresses, and therefore it should be clearly understood that all forward-looking statements and the internal projections and beliefs upon which we base our expectations included in this other periodic reports are made only as of the date made and may change. We do not undertake any obligation to update or publicly release the result of any revision to these forward-looking statements to reflect events or circumstances occurring after the date they are made or to reflect the occurrence of unanticipated events.

The Company operates in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company's business or the extent to which any factors may cause actual results to differ materially from those described in any forward-looking statement. None of the Company's forward-looking statements should be relied upon as a prediction of actual results.

The Company faces risks and uncertainties that could render actual events materially different than those described in our forward-looking statements. These risks and uncertainties are described elsewhere in this report.

Overview

We are engaged in the business of developing, producing, marketing and distributing premium energy beverages sold directly to so-called “on-premise accounts” such as clubs, bars and restaurants.  We formed our company and started our business in 2009. Our flagship brand is “OSO”, a premium energy beverage that has been sold in the New York market since 2006.  While energy drinks have exploded in mass retail environments, on-premise accounts have been forced to sell a mass retail product since it was the only energy drink on the market.  Up until now, no one had created a stand out product that matched the high end surrounding of exclusive clubs and on-premise accounts. We developed OSO to fill this gap in the market, providing a premium experience from taste, to packaging, to image, which has ultimately been well received in a market seeking to identify a perceived high caliber product.  OSO is crystal clear in color and delivers a smooth, crisp aftertaste, without the bite commonly associated with other mainstream energy drinks.  OSO is currently offered in an 8.3oz can, and, we intend to also market it in a sleek glass bottle.

Industry Overview

According to the market research firm, Mintel, in 2007, non-alcoholic beverage sales in the United States reached $84.5 billion.  The industry experienced impressive growth considering the top three segments (milk, carbonated drinks and fruit juices) which account for 62% of total market sales displayed flat or declining sales compared with the same period a year ago.   Much of the industry growth can be attributed to a new generation of beverages that offer specific functional benefits to the consumer such as energy, vitamins or antioxidants.  These beverages are classified as functional beverages. Today’s consumers expect more from their beverages.  Consumers no longer see beverages as just a thirst quencher, but rather view beverages as a way to define their lifestyle.  This shift in consumer preference has created an overlapping hybrid category of beverages we now know as functional beverages.  Functional beverages not only satisfy thirst, but contain vitamins, minerals, antioxidants and other nutrients beneficial to the body.  Sports drinks, enhanced waters, energy drinks, ready-to-drink teas and soy beverages all fall under the functional beverage category.

The functional beverage market in the United States has developed beyond being a niche category of drinks meant for better health and well-being.  New functional beverages (such as sports drinks, ready-to-drink tea, and designer water) have added a new dimension to the earlier definition, with an increased emphasis on convenience, novelty, fun, and image while maintaining their status as a "healthy drink”.  Of these new categories, some include already established functional varieties undergoing transformation, some are based on discoveries of new ingredients, and some blur the line between categories.  This wide variety has grown to appeal to almost all types of consumers that have now become extremely taste- and ingredient-conscious as well as more sophisticated about their overall food consumption.

Growth in the functional beverage category has soared as health and wellness take on a more predominant role in the American consumer’s life.  According to Mintel, 2007 functional beverage sales in the U.S. excluding Wal-Mart, were valued at $9.8 billion.  Energy drinks and enhanced waters accounted for more than half of sales contributing roughly $6.6 billion and $1.0 billion respectively, which represented the most competitive and fastest growing segment of the category. Mintel projected that the energy drink market will grow 12% annually, outpacing all other beverages. The four main players, Red Bull, Hansen’s Natural, Coca-Cola and PepsiCo, control roughly 75% of the U.S. energy drink market, leaving an increasing number of entrepreneurs in pursuit of the remaining 25% market share.

According to Mintel, functional beverage sales are being driven by young consumers aged 18-34, and households with children. We believe that Americans aged between 18 and 34 years of age try harder to be healthy, want convenience, and are heavily swayed by brand image.   Functional beverages provide vitamins, are portable and project a quality lifestyle.

Our Strategy

Our business strategy is to build powerful and relevant brands that are distinct from existing products.  Our flagship brand, OSO, a premium energy beverage, has been available since 2006 to on premise accounts in New York demonstrates this strategy.

In general, our existing and future brands will share the following brand and product characteristics:

-  Distinctive brand image for its target audience;

-  Innovative and attractive packaging separating the product from mainstream brands;

-  Brand positioning beginning with trend setting niche consumer before moving to mass retail; and

-  Potential for large market distribution.

As we build out sales of OSO in New York, we intend to continue to evaluate growth opportunities through distribution agreements with national distributors or other relationships we may be able to foster.

Competition

The success and popularity of functional beverages has created an extremely competitive environment.  The principal areas of competition are taste, pricing, packaging, development of new products and flavors, and marketing campaigns. Our products compete with a wide range of drinks produced by a relatively large number of manufacturers, any of which have substantially greater financial, marketing and distribution resources than we do.

Important factors affecting our ability to compete successfully include taste and flavor of products, trade and consumer promotions, rapid and effective development of new, unique cutting-edge products, attractive and different packaging, branded product advertising and pricing. We also compete for distributors who will concentrate on marketing our products over those of our competitors, provide stable and reliable distribution, and secure adequate shelf space in retail outlets.

In the energy drink category, the industry is dominated by five brands: Red Bull, Monster, Rockstar, Full Throttle and AMP.  Red Bull is the industry leader, having pioneered the energy drink category.  Monster is owned by Hansen’s Natural, and in 2007 was second to Red Bull in terms of revenues, according to New Nutrition Business.  Rockstar, a private company with a distribution agreement with Pepsi, has the third highest revenues, followed by Full Throttle, a Coca-Cola brand and AMP, which is owned by Pepsi.

Big beverage conglomerates have been taking market share by creating their own beverages, or through acquiring smaller proven functional beverage companies.   Coca-Cola acquired Glacéau and its VitaminWater and Fuze Beverages, while PepsiCo acquired sparkling beverage maker Izze natural, Ardea and its Airforce Nutrisoda, and super-premium juice maker Naked Juice in a bid to expand their non-carbonated beverage portfolios.  That being said, new entrants continue to gain market share by focusing on new discoveries and vitamin enhancements to generate buzz on their product.

Operations

We operate a lean infrastructure that relies on outside parties in terms of manufacturing, inventory procurement and management, and distribution.  Our outsourced operational infrastructure will allow us to scale up and down as required to meet volume requirements.

Raw Materials and Suppliers

The principal raw materials which we use are aluminum cans and ends, labels, nutrive and non-nutrive additives, concentrates and sweeteners, the costs of which are subject to fluctuations. We are uncertain whether the prices of these or any other raw materials or ingredients will continue to fluctuate in the future.

Generally, the raw materials that we use in our business are readily available from numerous sources. However, some raw materials are manufactured by a limited number of companies, including some of our ingredients and our aluminum cans.

We purchase beverage flavors, concentrates, juices, vitamins, sweeteners as well as other ingredients from a sole supplier Starzinger GmbH. We have identified alternative suppliers for many of the ingredients contained in our beverages. We have identified alternative suppliers for many of the supplements contained in many of our beverages. We seek to develop back-up sources of supply for certain of our flavors and concentrates, and to conclude arrangements with suppliers which would enable us to obtain access to certain concentrates or flavor formulas in certain circumstances.

Manufacturing

We do not directly manufacture our products but instead outsource the manufacturing to third-party bottlers and contract packers. We provide our third-party manufacturers with the vitamin blends, juices, flavors, sweeteners and other ingredients, as well as our cans, labels, trays and boxes for our beverage products. Depending on the product, the third-party bottlers add filtered water, sweeteners, and vitamin blends for the manufacture and packaging of the finished products into approved containers in accordance with our formulas.

We presently use a sole source for the bottling and contract packaging of our line of beverages. We do not have any formal written agreements in place with our bottler. If our relationships with our bottler were to terminate, we believe that we can obtain alternative manufacturing and co-packing facilities in the United States with adequate capacity for most of our products at commercially reasonable rates and/or within a reasonably short time period. We continue to seek alternative and/or additional manufacturing and packing facilities in the United States with adequate capacity for the production of our various products to minimize the risk of any disruption in production, minimize our shipping and handling costs, and to lower our overall cost of producing products.

Our ability to estimate demand for our products is imprecise, particularly with new products, and may be less precise during periods of rapid growth, particularly in new markets. If we materially underestimate demand for our products or are unable to secure sufficient ingredients or raw materials including, but not limited to, bottles, cans, labels, flavors, vitamins, or certain sweeteners, or packing arrangements, we might not be able to satisfy demand on a short-term basis.

Distribution

We distribute our products through our wholly owned subsidiary, Fury Distribution Holdings LLC.  We are currently aggressively seeking new or expanded relationships with third-party distributors and will continue to pursue such relationships. However, we cannot assure you that we will be successful and if we are not successful, we may need to curtail operations or cease operating our business.

Intellectual Property

Our intellectual property includes trademarks related to OSO as well as trade secrets relating formulation and bottling which we have licensed from our sole officer.

Although we do not believe that we infringe the proprietary rights of third parties, there can be no assurance that third parties will not claim infringement by us with respect to past, current or future technologies.  Any such claim, whether meritorious or not, could be time-consuming, result in costly litigation and could have a material adverse effect upon our business, results of operations and financial condition.

Governmental Regulations

There are no known existing or probable governmental regulations that would adversely affect our business.

As a beverage producer, however, we must comply with various federal, state, provincial, local and foreign laws relating to production, packaging, quality, labeling and distribution, including, in the U.S., those of the federal Food, Drug and Cosmetic Act, the Fair Packaging and Labeling Act, the Federal Trade Commission Act, the Nutrition Labeling and Education Act and California Proposition 65. We are also subject to various federal, state, provincial, local and foreign environmental laws and workplace regulations. These laws and regulations include, in the U.S., the Occupational Safety and Health Act, the Unfair Labor Standards Act, the Clean Air Act, the Clean Water Act, the Comprehensive Environmental Response, Compensation, and Liability Act, the Resource Conservation and Recovery Act, the Federal Motor Carrier Safety Act, laws governing equal employment opportunity, customs and foreign trade laws and regulations, laws relating to the maintenance of fuel storage tanks, laws relating to water consumption and treatment, and various other federal statutes and regulations. These laws and regulations may change as a result of political, economic, or social events. Such regulatory changes may include changes in food and drug laws, laws related to advertising, accounting standards, taxation requirements, competition laws and environmental laws, including laws relating to the regulation of water rights and treatment. Changes in laws, regulations or government policy and related interpretations may alter the environment in which we do business, which may materially adversely affect our business, prospects, financial condition, and results of operations.

Research and Development

There have been no expenditures for research and development during the last two fiscal years.

Personnel

We do not have any full time employees, other than our founder, Fouad Kallamni, who acts as our President.  We contract with several specialist independent contractors for design, artwork, accounting, treasury, legal and infrastructure services.  We have not entered into any written agreement with our President.

The success of the Company will depend in part on our future ability to attract, integrate, retain and motivate highly qualified technical and managerial personnel, and upon the continued service of our senior management personnel. The competition for qualified personnel in our industry and geographical location is intense, and there can be no assurance that we will be successful in attracting, integrating, retaining and motivating a sufficient number of qualified personnel to conduct our business in the future.  The Company has never had a work stoppage, and no employees are represented under collective bargaining agreements. We consider our relations with our employee to be good.

Executive Compensation

Our President did not receive any compensation in 2009, 2010 or year to date 2011. Any changes in executive compensation will be dependent on the receipt of future funding. .  We expect to enter into an employment agreement with our President and other key executives upon completion of sufficient funding activities, as determined by the Board.

Facilities

We rent space for our inventory as required through short term arrangements with third parties as required.  We rent our corporate headquarters for a fixed rate of $2,500 per month on a month to month basis effective August 15, 2011.  Our corporate headquarters are located at 501 Madison Avenue, Suite 501, New York, NY 10022.

Subsidiaries

The Company currently has one wholly-owned subsidiary, OSO Beverages Corp., which in turn owns all the membership interests of Fury Distribution Holdings LLC, a New York limited liability company.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

The following discussion of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and notes thereto appearing elsewhere in this Current Report on Form 8-K.

The matters discussed in this registration statement contain forward-looking statements that involve risks and uncertainties.  Our actual results could differ materially from those discussed herein.  Factors that could cause or contribute to such differences are discussed in this section and elsewhere in this Current Report on Form 8-K.

Our Business

Formed in 2009, we are engaged in the production, marketing and sale of functional beverages primarily sold directly to on premise accounts, including bars, night clubs and hotels.  We aim to increase our exposure and sales to both on-premise accounts and retail sales channels in both existing and future geographic markets.

Results of Operations

Nine and Three Month Period Ended September 30, 2011 Compared to the Nine and Three Month Period Ended September 30, 2010.

Net Sales

Net sales for the three month period ended September 30, 2011 decreased to $22,302 from $45,569 (a decrease of $23,267 or 51%) for the three month period ended September 30, 2010. Net sales for the nine month period ended September 30, 2011 decreased to $72,385 from $136,721 (a decrease of $64,336 or 47%) for the nine month period ended September 30, 2010. The decrease in net sales for both the three and nine month periods was primarily a result of lack of sufficient inventory to satisfy demand during the period in 2011 which limited sales. The lack of inventory was primarily a result of lack of working capital to support inventory production.

Cost of Goods Sold

Cost of goods sold for the three month period ended September 30, 2011 were $8,071 as compared to $13,358 for the comparable period in 2010, a decrease of $5,287 or 40%. Cost of goods sold for the nine month period ended September 30, 2011 were $26,557 as compared to $42,303 for the comparable period in 2010, a decrease of $15,746 or 37%. The decrease in cost of goods sold for both the three and nine month periods in 2011 was primarily attributable to the decrease in sales in each of the 2011 periods.

Gross Profit

Gross profit for the three month period ended September 30, 2011 was $14,231 as compared to $32,111 for the comparable period in 2010, a decrease of $17,880 or 56%.  Gross profit for the nine month period ended September 30, 2011 was $45,828 as compared to $94,418 for the comparable period in 2010, a decrease of $48,590 or 51%.  The decrease in gross profit in both the three and nine month periods was primarily due to the decrease in sales in both of the 2011 periods resulting from a lack of sufficient available inventory to satisfy demand.

Expenses

Total operating expenses for the three month period ended September 30, 2011 were $28,525 as compared to $37,947 for the comparable period in 2010, a decrease of $9,422 or 25%. Total operating expenses for the nine month period ended September 30, 2011 were $81,247 as compared to $107,733 for the comparable period in 2010, a decrease of $26,486 or 25%.  The decrease in operating expenses was primarily attributable to a significant decrease in general and administrative costs during the three and nine months 2011 periods resulting from scaled down operations due to the lack of sufficient capital to produce inventory.

Net Loss

Net loss for the three month period ended September 30, 2011 was $14,294, as compared to $5,836, during the comparable period in 2010, an increase of $8,458 or 145%. Net loss for the nine month period ended September 30, 2011 was $35,419, as compared to $13,315 during the comparable period in 2010, an increase of $22,104 or 166%. The increase in net loss for both the three and nine month periods is attributable to the decrease in sales during the 2011 period which was not accompanied by a proportionate decrease in costs of good sold and operating expenses.

One Year Period Ended December 31, 2010 Compared to the Year Period from Inception (April 28, 2009) to December 31, 2009.

Net Sales

Net sales for the year ended December 31, 2010 increased to $173,093 from $124,238 (an increase of $48,855 or 39%) for the period from inception (April 28, 2009) to December 31, 2009. The increase in net sales was primarily driven by the longer period during the 2010 period as well as the ramp up of sales following our inception in April, 2009.

Cost of Goods Sold

Cost of goods sold for the year ended December 31, 2010 were $57,224 as compared to $78,002 for the period from inception (April 28, 2009) to December 31, 2009, a decrease of $20,778 or 27%.  The decrease in cost of goods sold in 2010, despite a 39% increase in sales, was attributable to increased costs in 2009 associated with higher production and inbound freight costs to ramp inventory quickly at the launch of the company in 2009.

Gross Profit

Gross profit for the year ended December 31, 2010 increased to $115,869 from $46,236 during the period from inception (April 28, 2009) to December 31, 2009, an increase of $69,633 or 150%.  The substantial increase in gross profit was primarily due to costs incurred in 2009 related to the launch of our product which were reflected in cost of goods sold.

Expenses

Total operating expenses for the year ended December 31, 2010 were $164,868 an increase of $61,767 or 60% as compared to $103,101 during the period from inception (April 28, 2009) to December 31, 2009.  The increase in operating expenses was primarily attributable to the longer time period and an increase in selling costs during the 2010 period.

Net Loss

Net loss for the year ended December 31, 2010 was $48,999, as compared to $56,587, during the period from inception (April 28, 2009) to December 31, 2009, a decrease of $7,588 or 13%.  The decrease in net loss, is attributable to the increase in gross profit during the 2010 period.

Cash Flows

Net cash provided by (used in) operating activities

Net cash provided by operating activities was $28,522 for the nine month period ended September 30, 2011 as compared to $80,098 for the comparable 2010 period.  The decrease for 2011 was primarily a result of an increase in operating expenses in preparation for the Company’s planned merger, and a decrease in total inventory received in exchange for notes.

Net cash provided by operating activities was $100,861 in the year ended December 31, 2010 as compared to net cash used in operating activities of $13,511 during the period from inception (April 28, 2009) to December 31, 2009.  This increase in net cash provided was primarily due to differences in accounting related to the purchase of inventory in the requisite period.  Historically, we have financed our inventory purchases through the issuance of notes to third party investors.  In 2009, we issued a note to a third party investor and purchased inventory directly from our vendor.  The effect on our financial statements was an increase in cash flows from financing activities through the issuance of notes, and an increase in inventory.  For our inventory production requirements in 2010, we issued notes to a third party who financed the production of our products directly in exchange for inventory.  As such, our financial statements reflect this issuance as an operating activity, which provides for increased cash flows from operating activities.  Accordingly, this note issuance was not reflected in cash flows from financing activities.

Analysis and Expectations.  Our net cash from operating activities can fluctuate significantly due to changes in our inventories. Other factors that may vary significantly include our accounts payable and accrued expenses. Going forward, we expect the net cash that we generate from operating activities to continue to fluctuate as our inventories, receivables, accounts payables and the other factors described above change with increased production and the purchase of larger quantities of raw materials. These fluctuations could cause net cash from operating activities to fall, even if, as we expect, our net income grows as we expand. Although we expect net cash from operating activities will rise over the long term, we cannot predict how these fluctuations will affect our cash flow in any particular quarter.

Net cash provided by (used in) financing activities

Net cash used in financing activities was $31,043 for the nine month period ended September 30, 2011, compared to $85,247 in the comparable 2010 period.  The reduction was primarily attributed to a lower level of payments required to the holders of notes under the obligations.

Net cash used in financing activities was $106,826 in the year ended December 31, 2010 as compared to net cash provided by financing activities of $21,997 during the period from inception (April 28, 2009) to December 31, 2009.  The decrease in net cash provided by financing activities was primarily as a result of the accounting for inventory purchases and note issuances as described above.

Liquidity and Capital Resources

As of September 30, 2011, we had a working capital deficit of $141,005.  Included in the deficit were accrued expenses of $107,110 principally related to our reverse merger planning and execution, a significant amount of which were paid from the closing of our Note Purchase Agreement described below. We receive cash through the sale of our products through our wholly owned distributor, Fury Distribution Holdings LLC.  To date, we have financed our operations, primarily the production of inventory, through the issuance of debt to private investors.

We have entered into two loan facilities in preparation for a private placement of our securities to commence in January 2012.

Note Purchase Agreement. We have in place a Note Purchase Agreement which provides for maximum non-interest bearing advances to us of an aggregate of $500,000 evidenced by unsecured promissory notes One investor has committed to purchase $387,100 of such notes and notes in the amount of $187,100 have been issued to date. The Company has issued a demand letter to the investor for the remaining balance of $200,000.  Although the investor has provided repeated assurances that funding will occur under the Note Purchase Agreement, there is no assurance that funding will in fact occur.

Notes purchased pursuant to the Note Purchase Agreement are convertible into shares of our common stock at any time by the holder at $0.135 per share. We may require the holder to convert its notes into shares of our common stock, unless the conversion would result in the holder then owning more than 4.99% of our common stock. We may require at our election conversion of all remaining notes after April 18, 2012 regardless of the then ownership position of the holder.

On December 9, 2011, we issued a senior secured promissory note in the amount of $100,000 to a third party lender. The note provided for original issue discount of $20,000, with the result that our net proceeds were $80,000. The note is due on the earlier to occur of (i) March 31, 2012, (ii) the receipt of the remaining proceeds in the amount of $200,000 from a Note Purchase Agreement entered into with a third party investor on October 24, 2011 and (iii) the receipt of $200,000 of proceeds from our planned private placement of equity securities. We also entered into a security agreement with the lender pursuant to which we granted a first lien on all of our assets to secure repayment of the note. The note may be converted into shares of our common stock by the lender at any time at $0.20 per share.

The Company expects that the net proceeds from the issuance of these unsecured and secured promissory notes will provide sufficient capital for its operations through February 2012.

The Company also intends to offer $1,000,000 of its restricted shares of common stock solely to accredited investors pursuant to a private placement. The private placement is expected to commence in January 2012. The Company believes that the placement of these securities in this offering will satisfy its liquidity needs through 2012. There is no minimum offering amount. Pending the receipt of the proceeds of this offering, the Company will operate with minimal staff and overhead, will not purchase substantial additional inventory, will limit sales and marketing activities and will not enter into employment agreements with key personnel.

Our capital requirements are dependent on several factors and are primarily related to our product development expenses and inventory purchases. Through our certain planned fundraising initiatives, we may seek to sell equity in addition to our current plan equity placement or debt securities or obtain a credit facility.  The sale of additional equity or convertible debt securities could result in additional dilution to our stockholders. The incurrence of indebtedness would result in an increase in our fixed obligations and could result in borrowing covenants that would restrict our operations. There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. If financing is not available when required or is not available on acceptable terms, we may be unable to continue to grow our business. In addition, we may be unable to take advantage of business opportunities or respond to competitive pressures. Any of these events could have a material and adverse effect on our business, results of operations and financial condition.

Risks and Uncertainty

The preceding statements under "Management's Discussion and Analysis of Financial Condition and Results of Operations" which are not historical facts are forward-looking statements. These forward-looking statements involve risks and uncertainties that could render them materially different, including, but not limited to, the risk that new products and product upgrades may not be available on a timely basis, the risk that such products and upgrades may not achieve market acceptance, the risk that competitors will develop similar products and reach the market first, and the risk that the Company would not be able to fund its working capital needs from cash flow.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 18, 2011, the ownership of the Company’s common stock by (i) each of our directors and executive officers; (ii) all of our executive officers and directors as a group; and (iii) all persons known by us to beneficially own more than 5% of our common stock.  Unless otherwise indicated in the footnotes to the table, (1) the following individuals have sole voting and sole investment control with respect to the shares they beneficially own and (2) the address of each beneficial owner listed below is c/o the Company, 501 Madison Avenue, Suite 501, New York, New York, 10022.

Name and Address of Beneficial Owner	Shares of Common Stock (1)	Percentage Ownership of Common (2)
Executive Officers and Directors
Fouad Kallamni	31,500,000	51.5
All Executive Officers and Directors as a group (one person)	31,500,000	51.5
All Executive Officers, Directors and 5% Stockholders as a group (one person)	31,500,000	51.5

(1)	Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)	Based upon 61,111,676 shares of Common Stock issued and outstanding after the closing of the merger and the issuance of the merger consideration on October 19, 2011.

Employment Agreements and Executive Compensation

The Company currently has no written employment agreement with our executive officers nor do we have any termination of employment or any change of control arrangements with our officer.  We currently do not pay our President a salary. We do not carry any key-man or other life insurance on our officer.

Employee Benefit Plans

We have no employee benefit plans.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Item 3.02     Unregistered Sales of Equity Securities

On October 19, 2011, the Company issued 50,000,00 newly issued shares of the Company’s Common Stock to the members of OSO USA, LLC, as consideration for the acquisition by OSO Beverages Corp., a wholly-owned subsidiary of the Company, of OSO USA LLC. This transaction was not registered under the Act in reliance on the exemption from registration in Section 4(2) of the Act, as a transaction not involving any public offering. Each of the persons and/or entities receiving our securities qualified as an accredited or sophisticated investor and each acknowledged that they were acquiring the shares as investments for their own account and without any intention to sell or otherwise dispose of the shares. These securities were issued as restricted securities and the certificates were stamped with restrictive legends to prevent any resale without registration under the Act or in compliance with an exemption.

On October 15, 2011, the Company issued 8,880,000 newly issued shares of the Company’s Common Stock to two creditors of the Company pursuant to the conversion of debt held by such creditors into shares of the Company’s Common Stock. These transactions were not registered under the Act in reliance on the exemption from registration in Section 4(2) of the Act, as a transaction not involving any public offering. Each of the persons and/or entities receiving our securities qualified as an accredited or sophisticated investor and each acknowledged that they were acquiring the shares as investments for their own account and without any intention to sell or otherwise dispose of the shares. These securities were issued as restricted securities and the certificates were stamped with restrictive legends to prevent any resale without registration under the Act or in compliance with an exemption.

In addition, 939,737 newly-issued shares of the Company’s Common Stock were issued as compensation to prior legal counsel for the Company. These shares were issued pursuant to a consultant’s plan and were registered on Form S-8.

Item 4.01    Changes in Registrant’s Certifying Accountant.

(a)    Previous Independent Accountants

(i)
The merger of OSO USA LLC into the Registrant was treated as a recapitalization for accounting purposes. As such, the Registrant’s accountant immediately before the merger, Gruber & Company, LLC, is considered the predecessor accountant, and effective as of the date of the merger, the accountant for OSO USA LLC is considered the Registrant’s accountant. On November 14, 2011, Gruber & Company, LLC resigned as the independent accountant of the Registrant, effective immediately.

(ii)
The reports of Gruber & Company, LLC on the Registrant’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that in its report for the past two fiscal years, Gruber & Company, LLC has included an opinion that, due to the Registrant’s recurring losses, cash used in operations and other factors, there was substantial doubt as to the Registrant’s ability to continue as a going concern.

(iii)	N/A

(iv)
In connection with its audits for the two most recent fiscal years and through September 30, 2011 there have been no disagreements with Gruber & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Gruber & Company, LLC, would have caused them to make reference thereto in their reports on the financial statements for such years.

(v)
The Registrant requested that Gruber & Company, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 19, 2011, is filed as Exhibit 16.1 to this Form 8-K.

(b)    New Independent Accountants

(i)
The accountant of OSO USA LLC before the merger in the Registrant is considered to be the Registrant’s accountant effective as of the date of the merger. Accordingly, the Registrant is deemed to have engaged Liebman Goldberg & Hymowitz, LLP of Garden City, New York  as its independent accountants as of October 19, 2011. The Registrant executed a formal engagement agreement with Liebman Goldberg & Hymowitz, LLP on   November 28, 2011.

During the two most recent fiscal years and through October 19, 2011, the Registrant has not consulted with Liebman Goldberg & Hymowitz, LLP regarding any of the following:

(1)	The application of accounting principles to a specified transaction, either completed or contemplated;

(2)
The type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and none of the following was provided to the Registrant: (a) a written report, or (b) oral advice that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue;

(3)	Any matter that was the subject of a disagreement, as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(4)	An event of a type identified in Item 304(a)(1)(iv) of Regulation S-K.

Item 5.01     Change in Control of Registrant

On October 19, 2011, the Company issued 50,000,000 newly issued shares of the Company’s Common Stock to the members of OSO USA LLC, as consideration for the acquisition by OSO Beverages Corp., a wholly-owned subsidiary of the Company, of OSO USA LLC. This resulted in a change in the majority stockholder of the Company.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 20, 2011, Mark S. Klein resigned as President of the Company and as director of the Company.

On October 19, 2011, Fouad Kallamni was appointed to a vacancy in the Board of Directors of the Company in accordance with the written consent of majority of directors dated October 19, 2011.  In addition, on October 19, 2011, Fouad Kallamni was appointed President of the Company.  Mr. Kallamni has had no prior relationship with the Company and was not a party to any transaction with the Company prior to the Agreement and Plan of Merger between OSO USA LLC and OSO Beverages Corp, a wholly-owned subsidiary of the Company.

The following table sets forth the names and positions of our new director and executive officer:

Name	Age	Position
Fouad Kallamni	34	President, Director

Fouad Kallamni, President and Director, is the founder of OSO LLC USA and oversees all business activities of the Company, including brand and product development. He has more than five years direct experience in the development and marketing of both private and captive functional beverages brands. In addition, he has extensive experience in full service marketing, special events and promotions planning directed at building brand experience through lifestyle, entertainment, fashion and nightlife, all directly relevant to the marketing of specialty beverages targeted at a specific demographic.

Between 2006 and 2011, Mr. Kallamni was Chief Executive Officer and Director of PriLabs, Inc., a marketer of exclusive brand (private label) functional beverage programs with retailers. Mr. Kallamni founded PriLabs and built its business from inception, counting top tier retailers among its clients, including Walgreens, Duane Reade, Stop & Shop, Roundys and CVS.  In 2010, Mr. Kallamni co-founded and is a partner of Casablanca Foods, LLC, a marketer of specialty Moroccan Foods with customers such as Wegmans, Food Emporium, Crate & Barrel, Stop & Shop, The Fresh Market and other retail chains. During the period 2000 through 2002, Mr. Kallamni was a managing partner at The Incompass Group, a full service marketing, special events and promotions company based in New York that builds brand experience through lifestyle, entertainment, fashion and nightlife. Mr. Kallamni also has experience in public relations at The Varick Group, where he served as head of event marketing and promotions during the period 2002 through 2004. The Varick Group worked with such clients as Nike, Pepsi, LG, Virgin, Def Jam, Maverick Records, Bad Boy and Prince.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 1, 2011, the Registrant filed Articles of Merger in Nevada to change its name to ‘Premier Beverage Group Corp.’ Article I of the Registrant’s Articles of Incorporation was amended to effect the name change pursuant to the merger of a wholly-owned subsidiary of the Registrant into the Registrant as permitted by NRS 92A.180. The name change was effective on November 25, 2011 when it was approved by the Financial Industry Regulation Authority and the Registrant’s trading symbol was changed to ‘PBGC’ from ‘DAMH’.

Item  9.01     Financial Statements and Exhibits

Exhibit Description

10.1	*Incorporated by reference from the Registrant’s 8-KA filed on December 23, 2011.
16.1	*Incorporated by reference from the Registrant’s 8-KA filed on December 23, 2011.
99.1	Auditor’s Report and audited financial statements of OSO USA LLC for the period from inception (April 28, 2009) to December 31, 2010
99.2	Unaudited Condensed Combined Pro Forma Balance Sheet as of September 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:     March 16 , 2012

Premier Beverage Group Corp.

/s/ Fouad Kallamni
By: Fouad Kallamni, President